SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  June 27, 2005

                     Merrill Lynch Mortgage Investors, Inc.
                 (Exact name of registrant specified in Charter)

             Delaware                 333-121605-10        13-3416059
  (State or other jurisdiction of      (Commission        (IRS Employer
           incorporation)              File Number)    Identification No.)

            250 Vesey Street
  4 World Financial Center 10th Floor
           New York, New York                                        10080
(Address of principal executive offices)                           Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
         (Former name and former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This current report and exhibit on Form 8-K relates to the monthly distribution to the holders of Specialty Underwriting and Residential Finance Trust Mortgage Loan Asset-Backed Certificates, Series 2005-BC2 pursuant to the terms of the Pooling and Servicing Agreement, dated as of May 1, 2005 among Merrill Lynch Mortgage Investors, Inc., as depositor, Wilshire Credit Corporation, as servicer, and JPMorgan Chase Bank, N.A., as trustee.

     On June 27, 2005 distribution was made to the Certificateholders.
Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 9.1.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on June 27, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the person undersigned hereunto duly authorized.

                        Specialty Underwriting and Residential Finance Trust Mortgage Loan Asset-Backed Certificates, Series 2005-BC2

                        JPMORGAN CHASE BANK, N.A., not in its
                        individual capacity but solely as Trustee under the Agreement referred to herein

                    By: /s/  Andrew Cooper
                        --------------------------------------------
                        Andrew Cooper
                        Assistant Vice President

                  Date: July 7, 2005

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         June 27, 2005

Exhibit 99.1


                 Specialty Underwriting and Residential Finance Trust
                Mortgage Loan Asset-Backed Certificates, Series 2005-BC2
                           Statement to Certificate Holders
                                 June 27, 2005

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1A      410,861,000.00   410,861,000.00   12,145,436.54   1,473,279.07   13,618,715.61     0.00       0.00      398,715,563.46
A2A      155,721,000.00   155,721,000.00    9,576,724.90     538,145.82   10,114,870.72     0.00       0.00      146,144,275.10
A2B       87,802,000.00    87,802,000.00            0.00     314,843.34      314,843.34     0.00       0.00       87,802,000.00
A2C       14,256,000.00    14,256,000.00            0.00      52,818.48       52,818.48     0.00       0.00       14,256,000.00
M1        39,480,000.00    39,480,000.00            0.00     150,122.70      150,122.70     0.00       0.00       39,480,000.00
M2        28,980,000.00    28,980,000.00            0.00     110,824.35      110,824.35     0.00       0.00       28,980,000.00
M3        49,980,000.00    49,980,000.00            0.00     202,502.30      202,502.30     0.00       0.00       49,980,000.00
M4        13,860,000.00    13,860,000.00            0.00      57,057.00       57,057.00     0.00       0.00       13,860,000.00
B1        12,600,000.00    12,600,000.00            0.00      58,558.50       58,558.50     0.00       0.00       12,600,000.00
B2         9,660,000.00     9,660,000.00            0.00      45,941.35       45,941.35     0.00       0.00        9,660,000.00
B3         8,400,000.00     8,400,000.00            0.00      43,589.00       43,589.00     0.00       0.00        8,400,000.00
B4         8,400,000.00     8,400,000.00            0.00      59,969.00       59,969.00     0.00       0.00        8,400,000.00
R                100.00           100.00          100.00           0.36          100.36     0.00       0.00                0.00
C                  0.00             0.00            0.00           0.00            0.00     0.00       0.00                0.00
P                  0.00             0.00            0.00     313,427.96      313,427.96     0.00       0.00                0.00
TOTALS   840,000,100.00   840,000,100.00   21,722,261.44   3,421,079.23   25,143,340.67     0.00       0.00      818,277,838.56
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1A        84751PFQ7    1,000.00000000     29.56093798     3.58583334    33.14677132      970.43906202      A1A    3.310000 %
A2A        84751PFR5    1,000.00000000     61.49925122     3.45583332    64.95508454      938.50074878      A2A    3.190000 %
A2B        84751PFS3    1,000.00000000      0.00000000     3.58583335     3.58583335    1,000.00000000      A2B    3.310000 %
A2C        84751PFT1    1,000.00000000      0.00000000     3.70500000     3.70500000    1,000.00000000      A2C    3.420000 %
M1         84751PFU8    1,000.00000000      0.00000000     3.80250000     3.80250000    1,000.00000000      M1     3.510000 %
M2         84751PFV6    1,000.00000000      0.00000000     3.82416667     3.82416667    1,000.00000000      M2     3.530000 %
M3         84751PFW4    1,000.00000000      0.00000000     4.05166667     4.05166667    1,000.00000000      M3     3.740000 %
M4         84751PFX2    1,000.00000000      0.00000000     4.11666667     4.11666667    1,000.00000000      M4     3.800000 %
B1         84751PFY0    1,000.00000000      0.00000000     4.64750000     4.64750000    1,000.00000000      B1     4.290000 %
B2         84751PFZ7    1,000.00000000      0.00000000     4.75583333     4.75583333    1,000.00000000      B2     4.390000 %
B3         84751PGA1    1,000.00000000      0.00000000     5.18916667     5.18916667    1,000.00000000      B3     4.790000 %
B4         84751PGB9    1,000.00000000      0.00000000     7.13916667     7.13916667    1,000.00000000      B4     6.590000 %
R          84751PGE3    1,000.00000000  1,000.00000000     3.60000000 1,003.60000000        0.00000000      R      3.310000 %
TOTALS                  1,000.00000000     25.85983197     4.07271288    29.93254485      974.14016803
---------------------------------------------------------------------------------------------------------   ----------------------


IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                 Belen Bautista
               JPMorgan Chase Bank, N.A. - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930

Section 4.05(a)(i)        Group 1 Scheduled Principal                                               359,966.76
Section 4.05(a)(i)        Group 2 Scheduled Principal                                               164,134.78

                          Principal Prepayments Group 1                                          10,858,617.99
                          Principal Prepayments Group 2                                           8,681,690.98

                          Group 1 Repurchased Principal                                                   0.00
                          Group 2 Repurchased Principal                                                   0.00
                          Extra Principal Distribution Amount                                     1,657,850.93

                          Prepayment Penalties                                                      313,427.96

Section 4.05(a)(v)        Total Beginning Number of Loans                                                6,290
                          Total Beginning Collateral Balance                                    840,001,419.26
                          Total Ending Number of Loans                                                   6,163
                          Total Ending Collateral Balance                                       819,937,008.75

Section 4.05(a)(v)        Group 1 Beginning Number of Loans                                              4,623
                          Group 1 Beginning Collateral Balance                                  515,999,303.34
                          Group 1 Ending Number of Loans                                                 4,538
                          Group 1 Ending Collateral Balance                                     504,780,718.59

Section 4.05(a)(v)        Group 2 Beginning Number of Loans                                              1,667
                          Group 2 Beginning Collateral Balance                                  324,002,115.92
                          Group 2 Ending Number of Loans                                                 1,625
                          Group 2 Ending Collateral Balance                                     315,156,290.16

Section 4.05(a)           O/C Amount                                                              1,659,170.19
                          Targeted O/C Amount                                                    19,740,033.35
                          O/C Deficiency Amount                                                  18,080,863.16
                          O/C Release Amount                                                              0.00
                          Monthly Excess Interest                                                 1,657,850.93
                          Monthly Excess Cash Flow Amount                                         1,657,850.93

Section 4.05(a)(vi)       Servicing Fee                                                             350,000.59

Section 4.05(a)(viii)     Current Advances                                                        5,014,980.34

Section 4.05(a)(ix)       Cumulative Realized Loss Amount                                                 0.00

                          Cumulative Class M1 Applied Realized Loss Amount                                0.00
                          Cumulative Class M2 Applied Realized Loss Amount                                0.00
                          Cumulative Class M3 Applied Realized Loss Amount                                0.00
                          Cumulative Class M4 Applied Realized Loss Amount                                0.00
                          Cumulative Class B1 Applied Realized Loss Amount                                0.00
                          Cumulative Class B2 Applied Realized Loss Amount                                0.00
                          Cumulative Class B3 Applied Realized Loss Amount                                0.00
                          Cumulative Class B4 Applied Realized Loss Amount                                0.00

Section 4.05(a)(x)        Current Realized Loss Amount                                                    0.00
                          Group 1 Current Realized Loss                                                   0.00
                          Group 2 Current Realized Loss                                                   0.00

                          Current Class M1 Applied Realized Loss Amount                                   0.00
                          Current Class M2 Applied Realized Loss Amount                                   0.00
                          Current Class M4 Applied Realized Loss Amount                                   0.00
                          Current Class M4 Applied Realized Loss Amount                                   0.00
                          Current Class B1 Applied Realized Loss Amount                                   0.00
                          Current Class B2 Applied Realized Loss Amount                                   0.00
                          Current Class B3 Applied Realized Loss Amount                                   0.00
                          Current Class B4 Applied Realized Loss Amount                                   0.00

Section 4.05(a)(xi)                              Loans Delinquent
                             Group 1
                                                                       Principal
                            Category              Number                Balance               Percentage
                            1 Month                        86            10,872,703.86                  2.15 %
                            2 Month                        22             2,016,369.46                  0.40 %
                            3 Month                         0                     0.00                  0.00 %
                            Total                     108                12,889,073.32                  2.55 %
                             Group 2
                                                                       Principal
                            Category              Number                Balance               Percentage
                            1 Month                        32             5,689,272.72                  1.81 %
                            2 Month                         7             1,109,797.75                  0.35 %
                            3 Month                         0                     0.00                  0.00 %
                             Total                         39             6,799,070.47                  2.16 %

                            Please Note: Delinquency Figures Include Bankruptcies and Foreclosures


Section 4.05(a)(xi)                              Loans in Foreclosure
                             Group 1
                                                  Principal
                             Number               Balance                Percentage
                                       0                    0.00                  0.00 %
                             Group 2
                                                  Principal
                             Number               Balance                Percentage
                                       0                    0.00                  0.00 %

Section 4.05(a)(xi)                              Loans in Bankruptcy
                             Group 1
                                                  Principal
                             Number               Balance                Percentage
                                       1               93,896.59                  0.02 %
                             Group 2
                                                  Principal
                             Number               Balance                Percentage
                                       1               23,538.00                  0.01 %

Section 4.05(a)(xiii)                            Loans in REO
                             Group 1
                                                  Principal
                             Number               Balance                Percentage
                                       0                    0.00                  0.00 %
                             Group 2
                                                  Principal
                             Number               Balance                Percentage
                                       0                    0.00                  0.00 %

Section 4.05(a)(xv)       Has the Step Down Trigger Occurred?                                                                     NO

                          Rolling 3 Month Prior Delinquency Percentage Entire Deal                                               N/A

                          Cumulative Realized Losses as a Percentage of Original Collateral Balance                         0.0000 %

Section 4.05(a)(xvi)      Class A1A Interest Carryforward Amount                                                                0.00
                          Class A2A Interest Carryforward Amount                                                                0.00
                          Class A2B Interest Carryforward Amount                                                                0.00
                          Class A2C Interest Carryforward Amount                                                                0.00
                          Class M1 Interest Carryforward Amount                                                                 0.00
                          Class M2 Interest Carryforward Amount                                                                 0.00
                          Class M3 Interest Carryforward Amount                                                                 0.00
                          Class M4 Interest Carryforward Amount                                                                 0.00
                          Class B1 Interest Carryforward Amount                                                                 0.00
                          Class B2 Interest Carryforward Amount                                                                 0.00
                          Class B3 Interest Carryforward Amount                                                                 0.00
                          Class B4 Interest Carryforward Amount                                                                 0.00
                          Class R Interest Carryforward Amount                                                                  0.00

Section 4.05(a)(xvii)     Class A1A Interest Carryover Amount Paid                                                              0.00
                          Class A2A Interest Carryover Amount Paid                                                              0.00
                          Class A2B Interest Carryover Amount Paid                                                              0.00
                          Class A2C Interest Carryover Amount Paid                                                              0.00
                          Class M1 Interest Carryover Amount Paid                                                               0.00
                          Class M2 Interest Carryover Amount Paid                                                               0.00
                          Class M3 Interest Carryover Amount Paid                                                               0.00
                          Class M4 Interest Carryover Amount Paid                                                               0.00
                          Class B1 Interest Carryover Amount Paid                                                               0.00
                          Class B2 Interest Carryover Amount Paid                                                               0.00
                          Class B3 Interest Carryover Amount Paid                                                               0.00
                          Class B4 Interest Carryover Amount Paid                                                               0.00
                          Class R Interest Carryover Amount Paid                                                                0.00

Section 4.05(a)           Weighted Average Mortgage Rate for All Loans                                                      7.3083 %

                          Weighted Average Term to Maturity Group 1                                                              342
                          Weighted Average Term to Maturity Group 2                                                              343

Section 4.05(a)           Total Class Interest Accrual Relief Act Reduction                                                     0.00
                          Class A1A Interest Accrual Relief Act Reduction                                                       0.00
                          Class A2A Interest Accrual Relief Act Reduction                                                       0.00
                          Class A2B Interest Accrual Relief Act Reduction                                                       0.00
                          Class A2C Interest Accrual Relief Act Reduction                                                       0.00
                          Class M1 Interest Accrual Relief Act Reduction                                                        0.00
                          Class M2 Interest Accrual Relief Act Reduction                                                        0.00
                          Class M3 Interest Accrual Relief Act Reduction                                                        0.00
                          Class M4 Interest Accrual Relief Act Reduction                                                        0.00
                          Class B1 Interest Accrual Relief Act Reduction                                                        0.00
                          Class B2 Interest Accrual Relief Act Reduction                                                        0.00
                          Class B3 Interest Accrual Relief Act Reduction                                                        0.00
                          Class B4 Interest Accrual Relief Act Reduction                                                        0.00
                          Class R Interest Accrual Relief Act Reduction                                                         0.00

Section 4.05(a)           Net Prepayment Interest Shortfalls                                                                    0.00
                          Class A1A Interest Accrual Prepayment Interest Shortfall Reduction                                    0.00
                          Class A2A Interest Accrual Prepayment Interest Shortfall Reduction                                    0.00
                          Class A2B Interest Accrual Prepayment Interest Shortfall Reduction                                    0.00
                          Class A2C Interest Accrual Prepayment Interest Shortfall Reduction                                    0.00
                          Class M1 Interest Accrual Prepayment Interest Shortfall Reduction                                     0.00
                          Class M2 Interest Accrual Prepayment Interest Shortfall Reduction                                     0.00
                          Class M3 Interest Accrual Prepayment Interest Shortfall Reduction                                     0.00
                          Class M4 Interest Accrual Prepayment Interest Shortfall Reduction                                     0.00
                          Class B1 Interest Accrual Prepayment Interest Shortfall Reduction                                     0.00
                          Class B2 Interest Accrual Prepayment Interest Shortfall Reduction                                     0.00
                          Class B3 Interest Accrual Prepayment Interest Shortfall Reduction                                     0.00
                          Class B4 Interest Accrual Prepayment Interest Shortfall Reduction                                     0.00
                          Class R Interest Accrual Prepayment Interest Shortfall Reduction                                      0.00

                          Beginning Class A-1 Cap Contract Notional Balance                                         4,108,610,000.00
                          Current Period Class A-1  Cap Contract Amount                                                         0.00
                          Class A-1 Cap Contract Amount Paid as Adjustable Rate Certificate Carryover                           0.00
                          Class A-1 Cap Contract Amount Paid to C Class                                                         0.00

                          Beginning Class A-2 Cap Contract Notional Balance                                         2,577,790,000.00
                          Current Period Class A-2  Cap Contract Amount                                                         0.00
                          Class A-2 Cap Contract Amount Paid as Adjustable Rate Certificate Carryover                           0.00
                          Class A-2 Cap Contract Amount Paid to C Class                                                         0.00

                          Beginning Subordinated Certificate Cap Contract Notional Balance                          1,629,600,000.00
                          Current Period Subordinated Certificate Cap Contract Amount                                           0.00
                          Subordinated Certificate Cap Contract Amount Paid as Adjustable Rate Certificate Carryover     0.00
                          Subordinated Certificate Cap Contract Amount Paid to C Class                                   0.00

Section 4.05(a)           Class A1A Floating Rate Certificate Carryover Paid                                             0.00
                          Class A1A Floating Rate Certificate Carryover Remaining                                        0.00

Section 4.05(a)           Class A2A Floating Rate Certificate Carryover Paid                                             0.00
                          Class A2A Floating Rate Certificate Carryover Remaining                                        0.00

Section 4.05(a)           Class A2B Floating Rate Certificate Carryover Paid                                             0.00
                          Class A2B Floating Rate Certificate Carryover Remaining                                        0.00

Section 4.05(a)           Class A2C Floating Rate Certificate Carryover Paid                                             0.00
                          Class A2C Floating Rate Certificate Carryover Remaining                                        0.00

                          Class M1 Floating Rate Certificate Carryover Paid                                              0.00
                          Class M1 Floating Rate Certificate Carryover Remaining                                         0.00

                          Class M2 Floating Rate Certificate Carryover Paid                                              0.00
                          Class M2 Floating Rate Certificate Carryover Remaining                                         0.00

                          Class M3 Floating Rate Certificate Carryover Paid                                              0.00
                          Class M3 Floating Rate Certificate Carryover Remaining                                         0.00

                          Class M4 Floating Rate Certificate Carryover Paid                                              0.00
                          Class M4 Floating Rate Certificate Carryover Remaining                                         0.00

                          Class B1 Floating Rate Certificate Carryover Paid                                              0.00
                          Class B1 Floating Rate Certificate Carryover Remaining                                         0.00

                          Class B2 Floating Rate Certificate Carryover Paid                                              0.00
                          Class B2 Floating Rate Certificate Carryover Remaining                                         0.00

                          Class B3 Floating Rate Certificate Carryover Paid                                              0.00
                          Class B3 Floating Rate Certificate Carryover Remaining                                         0.00


                          Class B4 Floating Rate Certificate Carryover Paid                                              0.00
                          Class B4 Floating Rate Certificate Carryover Remaining                                         0.00

                          Class R Floating Rate Certificate Carryover Paid                                               0.00
                          Class R Floating Rate Certificate Carryover Remaining                                          0.00

Section 4.05(a)           Available Funds                                                                       24,829,912.71
                          Interest Remittance Amount                                                             4,765,502.20
                          Principal Remittance Amount                                                           20,064,410.51

Sec 4.06(ii) Class C Distributable Amount                                                                                0.00

Interest Earnings on Certificate Account Paid to Seller                                                                  0.00


                Copyright  2001 J.P. Morgan Chase & Co. All rights reserved.